UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 6, 2009

Hawk Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Public Square, Suite 1500, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216 861-3553

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On August 6, 2009, Hawk issued a press release announcing financial results for the second quarter and six months ended June 30, 2009. A copy of this press release has been posted to Hawk’s website www.hawkcorp.com and a copy is also set forth in Exhibit 99.1.

This press release includes forward-looking statements within the meaning of the federal securities laws with respect to the Company’s future operations and, as such, concerns matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such statements. Reference is made to Hawk’s filings with the Securities and Exchange Commission, including it’s annual report on Form 10-K for the year ended December 31, 2008, it’s quarterly reports of Form 10-Q, and other periodic filings for a description of the foregoing and other factors that could cause actual results to differ materially from those in the forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Hawk Corporation Press Release dated August 6, 2009

Pursuant to General Instruction B, subsection 2, of Form 8-K, Exhibit 99.1 is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawk Corporation

August 6, 2009	By:	Thomas A. Gilbride

Name: Thomas A. Gilbride
Title: Vice President - Finance and Tresaurer

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Exhibit Index

Exhibit No.	Description

99.1	Hawk Corporation Press Release dated August 6, 2009